Exhibit 99.66

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                  January, 1999
           Series 1998-23, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of November 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %               7.144099
                                                      -----------------------
       Weighted average maturity                                      355.21
                                                      -----------------------

A.       Amount of distribution allocable to principal and interest:

         The amounts below are for a Single Certificate of $1,000:
       1.
                            Principal
           Principal Per Prepayments Per Interest Per
     Class  Certificate    Certificate    Certificate  Payout Rate
     -----  -----------    -----------    -----------  -----------
       R   $  0.00000000  $  0.00000000  $0.00000000   % 0.00000000
       A   $  8.35505200  $  6.99976863  $4.96427114   % 6.00000001
       M   $  0.82557778  $  0.00000000  $4.99593222   % 6.00000060
       B1  $  0.82557766  $  0.00000000  $4.99593241   % 6.00000082
       B2  $  0.82557738  $  0.00000000  $4.99593098   % 5.99999910
       B3  $  0.82557738  $  0.00000000  $4.99593196   % 6.00000029
       B4  $  0.82558006  $  0.00000000  $4.99593480   % 6.00000368
       B5  $  0.82557939  $  0.00000000  $4.99593418   % 6.00000295

       2.      Unanticipated Recoveries:                 $                0.00
                                                                 --------------

B.    Accrual Amount
      1.
                         Accrual Amount
     Class
       N/A             $        N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                             $       119,484.21
                                                                   -------------

C. The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:          $   513,781,281.95
                                                                 ---------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                1,588
                                                                 ---------------
       3.
      Beginning Aggregate Class  Ending Aggregate       Ending
        Certificate Principal   Class Certificate Single Certificate
Class          Balance          Principal Balance      Balance           Cusip
-----          -------          -----------------      -------           -----
R     $                  0.00  $            0.00  $              0.00  36157RVL6
A     $        497,135,889.21  $  492,952,398.73  $            984.50  36157RVK8
SUP   $        517,981,996.52  $  513,781,281.95  $            985.05  GE9823SUP
M     $          9,641,149.04  $    9,633,183.04  $            998.36  36157RVM4
B1    $          4,168,605.43  $    4,165,161.12  $            998.36  36157RVN2
B2    $          2,345,090.35  $    2,343,152.72  $            998.36  36157RVP7
B3    $          2,085,301.90  $    2,083,578.92  $            998.36  36157RWP6
B4    $          1,042,151.36  $    1,041,290.28  $            998.36  36157RWQ4
B5    $          1,563,809.23  $    1,562,517.13  $            998.36  36157RWR2

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number              24       Principal Balance     $   8,865,615.76
                                --------                           -------------
       2.   60-89 days
            Number              0        Principal Balance     $           0.00
                                --------                           -------------
       3.   90 days or more
            Number              0        Principal Balance     $           0.00
                                --------                           -------------
       4.   In Foreclosure
            Number              0        Principal Balance     $           0.00
                                --------                           -------------
       5.   Real Estate Owned
            Number              0        Principal Balance     $           0.00
                                --------                           -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                               $           0.00
                                                                     -----------

E.     Other Information:

       1.   Special Hazard Loss Amount:                        $           0.00
                                                                  --------------

       2.   Bankruptcy Loss Amount:                            $           0.00
                                                                  --------------

       3.   Fraud Loss Amount:                                 $           0.00
                                                                  --------------

       4.   Certificate Interest Rate of the Class S Certificate: % 0.00000000
                                                                    -----------